                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant                     [X]
Filed by a Party Other Than the Registrant  [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Under 14a-12

                             MAYOR'S JEWELERS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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     [ ]  Fee paid previously with preliminary materials:

          ---------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


     (1)  Amount previously paid:

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     (2)  Form, Schedule or Registration Statement no.:

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

                                 [MAYOR'S LOGO]

                           14051 Northwest 14th Street
                             Sunrise, Florida 33323

                                 (954) 846-8000

TO OUR STOCKHOLDERS:

         You are cordially invited to attend the Annual Meeting of stockholders of Mayor's Jewelers, Inc. (the "Company") to be held at 9:00 a.m., local time, on Wednesday, May 23, 2001, at the Sheraton Suites Plantation, 311 University Drive, Plantation, Florida. The Notice of, and Proxy Statement for, the 2001 Annual Meeting of Stockholders follow.

         At the Annual Meeting, stockholders will elect three persons to serve as directors until the 2004 Annual Meeting and until their successors have been elected and qualified (Proposal 1 on your Proxy). The Proxy Statement contains information regarding the Company's nominees for election to the Board of Directors. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE COMPANY'S NOMINEES NAMED IN THIS PROXY STATEMENT.

         Stockholders will also vote to ratify the Board's appointment of Deloitte & Touche LLP as the Company's independent public accountants for the year ending February 2, 2002 (Proposal 2 on your Proxy). YOUR BOARD RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

         Your vote is important. Whether or not you plan to attend the Annual Meeting, we request that you promptly complete, date, sign and return the enclosed proxy card in the enclosed pre-addressed envelope. No postage is necessary if you mail your proxy in the United States. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

         We appreciate your continued support and interest in the Company. We thank you for voting promptly.


                               On behalf of the Board of Directors

                               Sincerely,

                               /s/ Isaac Arguetty

                               Isaac Arguetty
                               Chief Executive Officer and Chairman of the Board

April 27, 2001
Sunrise, Florida

                             MAYOR'S JEWELERS, INC.

                           14051 NORTHWEST 14TH STREET
                             SUNRISE, FLORIDA 33323


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 23, 2001

                               -------------------


TO THE STOCKHOLDERS:

         The Annual Meeting of Stockholders of Mayor's Jewelers, Inc., a Delaware corporation, will be held on Wednesday, May 23, 2001, at 9:00 a.m., local time, at the Sheraton Suites Plantation, 311 University Drive, Plantation, Florida, for the following purposes:

                  (1) To elect three directors to serve for terms as specified herein or until their successors are elected;

                  (2) To ratify the appointment of Deloitte & Touche LLP as the independent accountants of the Company for the fiscal year ending February 2, 2002; and

                  (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

         These business items are described in the accompanying Proxy Statement.

         Only stockholders of record at the close of business on April 20, 2001 are entitled to notice of and to vote at the meeting.

         All stockholders are cordially invited to attend the meeting in person.


                                                  Sincerely,


                                                  Richard Bowers
                                                  Secretary

Sunrise, Florida
April 27, 2001


         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                             MAYOR'S JEWELERS, INC.

                           14051 NORTHWEST 14TH STREET
                             SUNRISE, FLORIDA 33323

                              --------------------

                                 PROXY STATEMENT

                              --------------------



                       2001 ANNUAL MEETING OF STOCKHOLDERS


                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed Proxy is solicited by the Board of Directors of Mayor's Jewelers, Inc. ("Mayor's" or the "Company") for use at the Annual Meeting of Stockholders to be held on Wednesday, May 23, 2001, at 9:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Sheraton Suites Plantation, 311 University Drive, Plantation, Florida.

         These proxy solicitation materials were mailed on or about April 30, 2001. Although the Annual Report is being mailed with the proxy materials, the Annual Report is not a part of this Proxy Statement.

         The Company's corporate offices are located at 14051 Northwest 14th Street, Sunrise, Florida 33323, and its phone number at such address is (954) 846-8000.

RECORD DATE

         Stockholders of record at the close of business April 20, 2001 are entitled to notice of and to vote at the meeting. At the record date, 19,321,737 shares of the Company's voting common stock were issued and outstanding, and entitled to vote at the meeting.

         A list of stockholders as of the record date and entitled to vote at the meeting will be available at the Company's corporate offices on May 11, 2001 and for ten days prior to the meeting between the hours of 9:00 a.m. and 5:00 p.m.

REVOCABILITY OF PROXIES

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is used by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

         If a proxy in the form distributed by the Company is properly executed and returned to the Company, the shares represented by that proxy will be voted at the Annual Meeting. Where a stockholder specifies a choice, the proxy will be voted as specified. If no choice is specified, the shares represented by the proxy will be voted FOR the election of all nominees and FOR the ratification of the appointment of the independent accountants.

         Each share has one vote on each matter properly submitted for a vote at the meeting. A majority of the outstanding shares of voting common stock will constitute a quorum at the meeting. Abstentions and broker nonvotes are counted for purposes of determining the presence of a quorum. The nominees receiving the most support for the number of positions to be filled are elected directors. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker nonvotes are not counted for purposes of determining whether a proposal has been approved.

         Proxies are being solicited by and on behalf of the Company's Board of Directors. The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional soliciting material furnished to stockholders. The Company will also reimburse brokerage firms and other persons representing beneficial owners of shares of their expense in forwarding solicitation material to such beneficial owners. The Company has retained MacKenzie Partners, Inc. to assist the Company in the distribution of the proxy materials and the solicitation of proxies for an estimated fee of $7,500 plus reimbursement of reasonable out-of-pocket expenses. In addition, directors, officers and other employees of the Company may, without additional compensation therefor, solicit proxies by telephone, telegram, facsimile or personal communication.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's next Annual Meeting in 2002 must be received by the Company no later than December 28, 2001, in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Additionally, if a stockholder wishes to present to the Company an item for consideration as an agenda item for a meeting, he must give timely notice to the Secretary and give a brief description of the business desired to be discussed. To be timely for the Annual Meeting of stockholders to be held in 2002, such notice must be delivered to, or mailed to, and received by, the Company no later than 5:00 p.m. local time not less than 60 days nor more than 90 days prior to such meeting; provided, however, that in the event that less than 70 days notice or public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received no later than the close of business on the tenth day following the date on which such notice of the date of the annual meeting was mailed or such public disclosure was made. Stockholder proposals or notices must be delivered to or sent by certified mail, return receipt requested, to Richard Bowers, Secretary, Mayor's Jewelers, Inc., 14051 N.W. 14th Street, Sunrise, Florida 33323.

           SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of April 13, 2001, the beneficial ownership of voting common stock of the Company by each director and director nominee, by all directors and executive officers as a group and by all persons known by the Company to be the beneficial owners of more than 5% of the voting common stock:

                                                                                             SHARES OF COMMON STOCK
                                                                                               BENEFICIALLY OWNED
                                                                                       -----------------------------------
                                                                                                            PERCENTAGE OF
                                                                                        NUMBER OF              SHARES
NAME AND ADDRESS(1)                                                                      SHARES             OUTSTANDING(2)
-------------------                                                                    ----------           --------------
Isaac Arguetty (3).............................................................         2,697,167               12.3%
Gregg Bedol (4)................................................................            70,000                  *
Thomas Epstein (5).............................................................           105,000                  *
Margaret Gilliam (6)...........................................................           100,000                  *
Peter Offermann (7)............................................................            70,000                  *
Robert Robison (8).............................................................            70,000                  *
David Boudreau (9).............................................................           411,667                2.1%
Marc Weinstein (10)............................................................           338,334                1.7%
Richard Bowers (11)............................................................           334,456                1.7%
Eliahu Ben-Shmuel (12).........................................................         1,823,901                9.4%
    16300 NE 19th Avenue, Suite 206
    Miami Beach, FL 33162
Marbella Resources, Ltd. (13)..................................................         1,635,588                8.5%
    Tropical Isle Building
    Wickhams Cay, Road Town
      Tortola, British Virgin Islands
Dimensional Fund Advisors (14).................................................         1,706,200                8.8%
    1299 Ocean Avenue, 11th Floor
    Santa Monica, CA 90401
Franklin Resources, Inc. (15)..................................................         1,251,400                6.5%
    777 Mariners Island Blvd.
    San Mateo, CA 94402
Steel Partners II, L.P. and
Warren G. Lichtenstein (16)....................................................         2,001,800               10.4%
    150 East 52nd Street
    New York, NY 10022
Samuel A. Getz (17)............................................................         1,328,967                6.7%
All executive officers and directors as a group (9 persons) (18)...............         4,196,624               18.0%

--------------

(1) Unless otherwise provided, the address for each "Beneficial Owner" is 14051 Northwest 14th Street, Sunrise, Florida 33323.
(2) Unless otherwise noted, each person has sole voting and investment power over the shares listed opposite his or her name. An asterisk is used to indicate less than 1% of the class outstanding.
(3) Includes options to purchase 2,596,667 shares, of which certain options are held by various family and estate planning vehicles. Does not include shares of common stock registered in the name of Marbella Resources Limited, wholly owned by the Amid Trust, of which Mr. Arguetty's family has beneficial interests, but with respect to which Mr. Arguetty is not a beneficiary and has no voting or dispositive power. See footnote (13) below.
(4)      Includes options to purchase 70,000 shares.
(5)      Includes options to purchase 105,000 shares.
(6)      Includes options to purchase 50,000 shares.
(7)      Includes options to purchase 70,000 shares.
(8)      Includes options to purchase 70,000 shares.

(9)      Includes options to purchase 411,667 shares.
(10)     Includes options to purchase 338,334 shares.
(11)     Includes options to purchase 303,333 shares.
(12) Includes all shares held by Eliahu Ben-Shmuel, E.P. Family Partners, Hay Foundation and Tropical Time, Inc. as set forth in a Schedule 13D filed on February 21, 2001.
(13)     Marbella Resources Limited reported this ownership as of May 27, 1999.
(14)     Dimensional reported this ownership as of February 2, 2001.
(15)     Franklin reported this ownership as of February 2, 2001.
(16) Includes all shares held by Warren G. Lichtenstein and Steel Partners II, L.P. as set forth in a Form 4, dated April 9, 2001.
(17)     Includes options to purchase 510,000 shares.
(18) Includes 4,015,001 shares issuable upon the exercise of stock options for all executive officers and directors.


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT")

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of voting common stock and other equity securities of the Company. Officers, directors and greater-than-ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended February 3, 2001 ("Fiscal 2000"), all Section 16(a) filing requirements applicable to its officers, directors and greater-than-ten-percent beneficial owners were complied with.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

NOMINEES

         The Board of Directors currently consists of eight members and is classified into three classes with each class holding office for a three-year period. The terms of Messrs. Epstein and Boudreau, and Ms. Gilliam expire in 2001; the terms of Messrs. Bedol and Robison expire in 2002; and the terms of Messrs. Arguetty, Weinstein and Offermann expire in 2003.

         Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of Messrs. Epstein and Boudreau and Ms. Gilliam as the Company's nominees for terms expiring in 2004. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS

         The names of the continuing directors, director nominees and executive officers and certain information about them are set forth below.

                                                                                                               DIRECTOR
NAME                             AGE                           PRINCIPAL OCCUPATION                              SINCE
----                             ---                           --------------------                            --------
Isaac Arguetty                   54         Chairman of the Board and Chief Executive Officer                     1994
                                               of Mayor's
Gregg Bedol                      45         Director and Chief Executive Officer of RetailOps LLC; Chief          1996
                                               Executive Officer and President of Bedol Retail Ventures, Inc.
Thomas Epstein                   43         Director, Private Investor and Financial Consultant                   1995
Margaret Gilliam                 61         Director and President of Gilliam & Co.                               1998
Peter Offermann                  56         Director and President of Offermann Financial, Inc.                   1996
Robert G. Robison                48         Director and Partner, Morgan, Lewis & Bockius LLP                     1996
David Boudreau                   42         Director, Chief Financial Officer, Senior Vice President of Finance
                                              and Treasurer                                                       2000
Marc Weinstein                   46         Director, Chief Operating Officer, Senior Vice President
                                              of Operations                                                       2000
Richard Bowers                   49         General Counsel, Senior Vice President of Legal and Secretary          N/A

         The following sets forth certain biographical information with respect to each of the foregoing persons.

ISAAC ARGUETTY

         Mr. Arguetty was a co-founder, the Executive Vice President and a Director of the Company and its predecessors from 1983 until December 1990, Chairman of the Board of Directors from July 1987 to January 1990 and Co-Chairman of the Board of Directors from January 1990 until December 1990. In May 1994, he rejoined the Company as Co-Chairman of the Board and is the current Chairman. In May 1996, Mr. Arguetty became Chief Executive Officer of the Company.

GREGG BEDOL

         Mr. Bedol has worked as a retail consultant, helping retailers and suppliers improve operations and profitability for nearly twenty years. He is the founder and, since 1997, the Chief Executive Officer of RetailOps LLC, which provides operational, distribution and fulfillment systems to mid-sized specialty retailers, and the founder and Chief Executive Officer of Bedol Retail Ventures, Inc. since 1991, a retail consulting company and umbrella company that holds other businesses that serve the retail industry. Mr. Bedol has further retail consulting experience at several other organizations, including the predecessor of Accenture. He has been a Director of the Company since 1996.

THOMAS EPSTEIN

         Mr. Epstein has been a private investor and financial consultant since 1990. Mr. Epstein was affiliated with Zaleski, Sherwood & Co., Inc. from April 1986 to September 1990. From 1980 to 1986, Mr. Epstein was employed by Bankers Trust Company in various capacities, including Vice President. Mr. Epstein was chairman of the Board of Directors of GSS/Array Technology Public Co., Ltd. until July 2001. He has been a Director of the Company since 1995.


MARGARET GILLIAM

         Ms. Gilliam is the founder and President of Gilliam & Co., a company that advises potential investors on both public and private investments and advises businesses on strategic initiatives. From 1975 through 1997, Ms. Gilliam oversaw investment research in the retail and soft goods industries. Her most recent position in this field was as Director-Equity Research at Credit Suisse First Boston. She has also held similar positions with other financial service organizations such as Goldman, Sachs & Co. Ms. Gilliam is a director of Horizon Group Properties, a real estate entity specializing in shopping malls, Harold's Stores, a fashion retailer, and Oshman's Sporting Goods, a specialty retailer that sells athletic equipment and apparel. She has been a Director of the Company since 1998.

PETER OFFERMANN

         Since May 1994, Mr. Offermann has been the President of Offermann Financial, Inc., a financial consulting firm providing strategic financial advice. Mr. Offermann is also the Chairman and Chief Executive Officer of ATC Group Services, Inc., an environmental consulting company. From 1994 to 1999 Mr. Offermann was Executive Vice President and Chief Financial Officer of TLC Beatrice. From 1968 through May 1994, he served in a number of positions with Bankers Trust Company and its affiliates, including as Managing Director of BT Investment Partners, Inc. from October 1992 through May 1994, Managing Director of BT Securities Corporation from October 1991 through October 1992, and Managing Director of Bankers Trust Company from 1986 through 1991. Mr. Offermann serves as a director of National Auto Finance, Inc. and Philip Services Corporation. He has been a Director since 1996.

ROBERT G. ROBISON

         Mr. Robison has been a partner of the law firm of Morgan, Lewis & Bockius LLP since 1991. He has been a Director since 1996.

DAVID BOUDREAU

         Mr. Boudreau is the Chief Financial Officer, Senior Vice President of Finance and Treasurer of the Company, as well as a director. Prior to becoming Chief Financial Officer of the Company in 1997, Mr. Boudreau was Senior Vice President of Finance from 1994 through 1997 and Senior Vice President of Special Projects from 1989 through 1994. He joined the company as Controller and Treasurer in 1986 after working with the Company as an outside staff accountant from 1983 through 1986. He has been a Director since 2000.

MARC WEINSTEIN

         Marc Weinstein is employed as the Chief Operating Officer and Senior Vice President of Operations of the Company. Prior to joining the Company, Mr. Weinstein spent approximately 19 years with the Burger King Corporation. During his tenure at Burger King, he gained extensive retailing, human resource and operations knowledge on both a domestic and international basis while holding a multitude of positions such as Vice President Managing Director of Europe, Vice President Operations and Vice President Human Resources. He has been a Director since 2000.

RICHARD BOWERS

         Mr. Bowers has been the Senior Vice President and General Counsel of the Company since May 1991 and Secretary of the Company since September of 1992. Prior to joining the Company, Mr. Bowers was a partner with an outside national law firm where he specialized in corporate and securities matters, including the general representation of various retail companies.


              VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED IN THIS PROXY STATEMENT. The three nominees receiving the highest number of votes cast by holders of voting common stock of the Company present or represented and entitled to be voted at the Annual Meeting shall be elected as directors. Votes withheld from any directors will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting but have no other legal effect upon election of directors under Delaware law.

                        PROCEDURES TO NOMINATE DIRECTORS

         Any stockholder entitled to vote for the election of directors at the annual meeting may nominate persons for election as directors only if written notice of such stockholder's intent to make such nomination is given either by personal delivery or by United States certified mail, postage prepaid, to Corporate Secretary, Mayor's Jewelers, Inc., 14051 Northwest 14th Street, Sunrise, Florida 33323, not later than 30 days in advance of such meeting. Each such notice must set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that such stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder; (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC if such nominee had been nominated or intended to be nominated by the Board of Directors; and (e) the consent of each nominee to serve as a director if elected. The chairman of a stockholder meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

                              DIRECTOR COMPENSATION

         Directors who are not employees of the Company receive compensation of $20,000 per year plus reimbursement of reasonable expenses for attending meetings and automatically receive options to purchase at an exercise price equal to the market price on the grant date, 20,000 voting common shares on the date of their initial election and 10,000 each year thereafter on January 1. Such options are fully exercisable six months after the grant date and until two years after a person ceases to be a director. Directors who are employees of the Company do not receive additional compensation for services as a director.

                          BOARD MEETINGS AND COMMITTEES

         The Board of Directors held a total of four meetings during Fiscal 2000. No Director attended fewer than 75% of the aggregate of all meetings of the Board of Directors or any committees.

         The Board presently has an Audit Committee, a Compensation Committee and a Nomination Committee.

         The Audit Committee presently consists of Messrs. Epstein and Bedol and Ms. Gilliam and met three times in Fiscal 2000. The Audit Committee meets with representatives of the Company's independent accountants and with representatives of senior management. The Committee reviews the general scope of the Company's annual audit and other matters relating to internal control systems. In addition, the Audit Committee is responsible for reviewing and monitoring the performance of nonaudit services by the Company's auditors as well as reviewing the engagement or discharge of the Company's independent accountants. The Company's Board of Directors has adopted a charter for the Audit Committee, and this charter is set forth as Appendix A hereto. During the year, the Board examined the composition of the Audit Committee in light of the adoption by the

American Stock Exchange of new rules governing audit committees. Based upon this examination, the Board confirmed that all members of the Audit Committee are "independent" within the meaning of the Exchange's new rules.

         The Compensation Committee presently consists of Mr. Offermann and Ms. Gilliam and met four times during Fiscal 2000. The Committee met on March 15, 2001 to set officer cash bonuses for Fiscal 2000 and to set targets for potential cash bonuses for the fiscal year ending February 2, 2002. The Compensation Committee may review and report to the Board the salaries and benefit programs designed for executive officers with a view toward ensuring that the Company is attracting and retaining highly qualified managers through competitive salary and benefit programs and encouraging extraordinary effort through incentive rewards.

         The Nomination Committee, which presently consists of Messrs. Robison, Offermann and Arguetty, met once during Fiscal 2000. The Nominating Committee is responsible for soliciting recommendations for candidates for the Board of Directors; developing and reviewing background information for candidates; making recommendations to the Board regarding such candidates; and reviewing and making recommendations to the Board with respect to candidates for directors proposed by stockholders. In addition, the Company's Bylaws provide for procedures for the consideration of nominees recommended by stockholders.

COMPENSATION INTERLOCKS AND INSIDER PARTICIPATION

         None of the members of the Compensation Committee are also employees or officers of the Company.

                       COMPENSATION OF EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

         The following table sets forth certain information regarding compensation paid by the Company to the Chief Executive Officer and to each of the four other most highly compensated executive officers (the "Named Executive Officers") of the Company during Fiscal 2000 and during each of the past three fiscal years:

                           SUMMARY COMPENSATION TABLE

                                                                                                    LONG-TERM
  NAME AND PRINCIPAL POSITION                                  ANNUAL COMPENSATION                 COMPENSATION
-------------------------------------------          ---------------------------------------           AWARDS
                                                                                                   -------------     ALL OTHER
                                                     FISCAL         SALARY            BONUS           OPTIONS      COMPENSATION(1)
                                                      YEAR            ($)              ($)              (#)             ($)
                                                      ----          -------          -------       -------------   ---------------
Isaac Arguetty                                        2000          360,000          517,601                0          15,785
     Chairman of the Board                            1999          360,000          376,088                0          15,780
     and Chief Executive Officer                      1998          360,000          509,165                0          15,785

David Boudreau                                        2000          220,000          125,004           50,000          16,942
     Chief  Financial Officer, Senior Vice            1999          220,000          101,655                0          16,098
     President of Finance and Treasurer               1998          189,231          106,324           52,002          10,608

Samuel A. Getz (2)                                    2000          300,000                0           50,000          15,000
     Chief Executive Officer and President            1999          300,000          113,874                0          18,750
     of Mayor's Division                              1998          155,769           62,169          510,000           7,500

Marc Weinstein                                        2000          200,000          113,640           50,000          15,000
     Chief Operating Officer and Senior Vice          1999          200,000           92,413                0          43,050(3)
     President of Operations                          1998          184,615          103,730           52,002          15,000

Richard Bowers                                        2000          180,000           72,800           30,000          15,000
     General Counsel, Senior Vice President           1999          175,000           61,250           30,000          15,000
     of Legal                                         1998          250,000                0                0          15,000

--------------

(1) Except as otherwise explained, the amounts set forth in this column for each individual represent payments of annual premiums by the Company for whole life insurance policies or financial investments provided to executive officers.

(2) Represents payments for services since joining Company on July 28, 1998. Mr. Getz resigned from the Company effective March 23, 2001.

(3) Includes a $31,800 reimbursement for a club membership used for business development purposes.

EMPLOYMENT AGREEMENTS

         Mr. Arguetty has been employed as the Chief Executive Officer since May 1996. Mr. Arguetty receives a base annual salary of $360,000 and has the opportunity to receive an annual cash bonus based upon the achievement of objective performance criteria, such as net income, operating cash flow and return on working capital, which are set each year by the Compensation Committee. The agreement allows the Company to terminate Mr. Arguetty for cause without termination benefits or without cause upon the payment of base salary and bonus for a one-year period and the vesting of certain options. If Mr. Arguetty is terminated within a two-year period after a change in control, he will receive the continuation of base salary for up to three years, plus a lump sum cash payment based upon the base salary or most recent annual bonus.

         Mr. Boudreau is employed as the Chief Financial Officer, Senior Vice President of Finance and Treasurer. Mr. Boudreau receives a base annual salary of $220,000 and has the opportunity to receive an annual cash bonus based upon the achievement of objective performance criteria, such as net income, operating cash flow and return on working capital. The agreement allows the Company to terminate Mr. Boudreau for cause without termination benefits or without cause upon the payment of base salary for a one-year period and the vesting of certain options. If Mr. Boudreau is terminated within a two-year period after a change in control, he will receive the payment of base salary for up to two years plus certain benefits.

         Mr. Getz was employed as the Chief Executive Officer and President of the Mayor's Division. Mr. Getz received a base annual salary of $300,000 and had the opportunity to receive an annual cash bonus based upon the achievement of objective performance criteria, such as net income, operating cash flow and return on working capital. The agreement allowed the Company to terminate Mr. Getz for cause without termination benefits or without cause upon the payment of base salary for a two-year period and the vesting of certain options.

         In connection with the resignation of Samuel A. Getz from Mayor's on March 23, 2001 as an executive officer and Director of the Company, he entered into an agreement with the Company, pursuant to which he received the following:
(1) a cash payment of $300,000 in satisfaction of any remaining salary obligations under his original employment agreement; (2) all options, to the extent not previously vested, became vested on March 23, 2001, and will remain fully exercisable until January 28, 2004; (3) until September 23, 2002, at his election (i) payment by the Company of his monthly costs for continued medical and dental coverage under the Company's health plan, or (ii) if he declines this coverage, reimbursement for medical and dental expenses or premiums that Mr. Getz incurs in an amount the Company would have paid for his premiums under clause (i); (4) a cash payment of $55,000 in satisfaction of certain other benefits under his original employment agreement; and (5) the reimbursement of certain expenses incurred prior to March 23, 2001 in accordance with the Company's policies.

         Mr. Weinstein is employed as the Chief Operating Officer and Senior Vice President of Operations. Mr. Weinstein receives a base annual salary of $200,000 and has the opportunity to receive an annual cash bonus based upon the achievement of objective performance criteria, such as net income, operating cash flow and return on working capital. The agreement allows the Company to terminate Mr. Weinstein for cause without termination benefits or without cause upon the payment of base salary for a one-year period and the vesting of certain options. If Mr. Weinstein is terminated within a two-year period after a change in control, he will receive the payment of base salary for up to two years plus certain benefits.

         Mr. Bowers is employed as the General Counsel and Senior Vice President of Legal. Mr. Bowers receives a base annual salary of $182,000 and has the opportunity to receive an annual cash bonus based upon the achievement of objective performance criteria, such as net income, operating cash flow and return on working capital. The agreement allows the Company to terminate Mr. Bowers for cause without termination benefits or without cause upon the payment of base salary for a one-year period and the vesting of certain options. If Mr. Bowers is terminated within a two-year period after a change in control, he will receive the payment of base salary for up to two years plus certain benefits.

OPTIONS GRANTED

         Shown below is further information regarding employee stock options awarded during Fiscal 2000 under the 1991 Stock Option Plan to the Named Executive Officers. No stock appreciation rights were awarded during the year.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                INDIVIDUAL GRANTS

                      Number of Securities     Percent of Total
                           Underlying           Options/SARs(1)
                          Options/SARs       Granted to Employees   Exercise or Base                            Grant Date
                          Granted (#)           in Fiscal Year       Price(2) ($Sh)      Expiration Date     Present Value(3)
                      --------------------   --------------------   ----------------     ---------------     ----------------
   Isaac Arguetty                 0                    0                    N/A                 N/A              $      0
   David Boudreau            50,000                  3.6%                2.4375             05/10/10              146,875
   Samuel A. Getz            50,000                  3.6%                2.4375             05/10/10              146,875
   Marc Weinstein            50,000                  3.6%                2.4375             05/10/10              146,875
   Richard Bowers            30,000                  2.2%                2.4375             05/04/10               88,125

--------------

(1) No stock appreciation rights were granted in Fiscal 2000. Individual option grants generally become exercisable in installments over a three-year period commencing May 2001 subject to continued employment. Options can become immediately exercisable upon the occurrence of certain corporate events, including a change in control of the Company or delivery of written notice of stockholder's meeting to consider a merger, sale of assets or similar reorganization.

(2) All grants were made at or above 100% of fair market value as of the date of the grant.

(3) In accordance with SEC rules, the Black-Scholes pricing model was used to estimate the grant date present value. The values indicated were calculated using the following assumptions: (i) an expected volatility of 59%; (ii) an expected dividend yield of 0%; (iii) a risk-free interest rate at the date of grant based upon a term equal to the expected life of the option of 4.7%; (iv) an expected option life equal to the anticipated period of time from date of grant to exercise of five years; and (v) no discounts for non-transferability or risk of forfeiture. The estimated values have been included solely for purposes of disclosure in accordance with the rules of the SEC and represent theoretical values. The actual value, if any, an executive may realize will depend upon the increase in the market price of voting common stock through the date of exercise. Such an increase would benefit all stockholders.

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                            FY-END OPTION/SAR VALUES

         The following table shows stock option exercises by Named Executive Officers in Fiscal 2000, including the aggregate value of gains on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of February 3, 2001. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the fiscal year-end price of $3.65 per share of voting common stock.

                                                                NUMBER OF SECURITIES                VALUE OF
                                                               UNDERLYING UNEXERCISED           IN-THE-MONEY AT
                              OPTIONS/SARS       VALUE         AT FISCAL YEAR-END(#)            FISCAL YEAR-END
                             SHARES ACQUIRED  REALIZED(1)          EXERCISABLE/                  EXERCISABLE/
NAME                         ON EXERCISE (#) (IN DOLLARS)          UNEXERCISABLE                 UNEXERCISABLE
----                         --------------- ------------      ----------------------       -----------------------
Isaac Arguetty...............      0              0              2,596,667/183,333          1,979,125.42/233,749.57
David Boudreau...............      0              0                411,667/105,335             259,083.74/53,416.26
Samuel A. Getz...............      0              0                      510,000/0                             0/0
Marc Weinstein...............      0              0                338,334/108,668             271,479.79/55,582.71
Richard Bowers...............      0              0                 303,333/36,667             129,707.95/42,792.05

--------------

(1)      Fair market value of shares at exercise minus the exercise price.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information regarding the compensation and benefits provided to the Named Executive Officers. The disclosure requirements for the Named Executive Officers includes the use of tables and a report explaining the rationale and considerations regarding the executive compensation decisions affecting those individuals. In fulfillment of these requirements, the Compensation Committee consisting of Mr. Offermann and Ms. Gilliam for Fiscal 2000 prepared the following report. The Compensation Committee is composed entirely of directors who have never been employees of the Company.

  Compensation Philosophy

         This report reflects the Company's compensation philosophy as endorsed by the Board of Directors and the Committee and the resulting actions taken by the Company. With regard to compensation actions affecting Mr. Arguetty as Chief Executive Officer, the Committee acts as the approving body.

         Executive compensation has been designed to:

         - Support a pay for performance policy that provides compensation amounts based both on overall corporate results and individual performance;

         - Motivate executives to achieve business goals and reward them for their achievements;

         - Provide total compensation opportunities which allow the Company to compete for and retain talented results oriented executives who will contribute to the Company's short-term and long-term success; and

         - Align the interests of executives with the long-term interests of stockholders through award opportunities based on stock performance.

         At present, executive compensation is comprised of base salary, annual bonus cash incentive opportunities based on subjective analysis and objective criteria and long-term incentive opportunities in the form of grants of stock options.

         As an executive's level of responsibility increases, a greater portion of his or her potential total compensation opportunity is generally based on performance incentives and less on base salary, causing greater variability in the individual's absolute compensation level from year to year. Incentive compensation (all pay other than base salary) comprises a significant compensation opportunity and is tied to the Company's short-term earnings and long-term stock performance.

         In reviewing or administering the individual elements of executive compensation, the Company and the Committee strive to balance short- and long-term incentive objectives and utilize prudent judgment in reviewing performance matters and incentive payments. The Company will continue to analyze its executive compensation practices and plans on an ongoing basis with respect to 162(m) of the Internal Revenue Code and will generally seek to structure executive compensation to provide for the maximum amount of deductibility, while recognizing that there may be circumstances in which the Company's interests are best served otherwise.

  Annual Compensation Program

         Annual total cash compensation for senior management consists of base salary and objective and discretionary bonuses as percentages of base salary. The Company has a cash bonus arrangement for executives which is based upon the achievement of specific criteria and goals, such as net income, operating cash flow and return on working capital. Accordingly, total annual cash compensation will vary each year based on Company performance and profitability as well as a subjective and objective evaluation of each executive's contribution to that performance. Base salaries for each of the Named Executive Officers are set forth in their respective employment agreements.

  Long-Term Incentives--Stock  Option Plan

         The Company's Stock Option Plan is designed to align a significant portion of the named executive compensation with stockholder interests. In determining the number of options to be awarded, the amount and terms of options previously granted are generally not considered. The stock options are a right to purchase shares of common stock generally over a five- to ten-year period exercisable at the fair market value per share as of the date on which the option is granted and vesting in increments over a three-year period, so the options provide value to the recipient only when the stock price increases above the option grant price and the option has become exercisable. The vesting and exercisability of options granted to the named executives are generally subject to continued employment and/or the Company achieving certain profitability levels in each year.

         The Committee has generally granted stock options each year to executive officers pursuant to stockholder-approved plans as well as options at the time an executive commences employment. The Committee granted options in Fiscal 2000 to the named executives, as set forth on page 11.

Chief Executive Officer Compensation

         Mr. Arguetty, in his capacity as Chief Executive Officer, participated in the same compensation programs as the other Named Executive Officers. The Committee has targeted Mr. Arguetty's total compensation, including compensation derived from the stock option plan, at a level it believes is competitive with the amounts paid by the Company's competitors and companies with which the Company competes for executive talent.

         Consistent with the focus on performance-based compensation, Mr. Arguetty's target bonus opportunity in Fiscal 2000 was set at 100% of his base salary and completely attributable to corporate performance. In light of such considerations, Mr. Arguetty's Fiscal 2000 bonus was $517,601.

Members of the Compensation Committee

Peter Offermann
Margaret Gilliam

CERTAIN TRANSACTIONS

         The law firm of Morgan, Lewis & Bockius LLP, of which Mr. Robison is a partner, performs certain legal services for the Company.

         The Company has engaged Samuel A. Getz as a consultant until September 22, 2002 at the rate of $12,500 per month. His consulting arrangements also provide that if (1) Isaac Arguetty ceases to be the Chief Executive Officer of the Company, or (2) the individuals who constitute the "Incumbent Board" (generally individuals serving as directors on March 24, 2001 and their successors) cease for any reason to constitute at least a majority of the members of the Board, then the entire amount of the remaining consulting fees shall be paid to him on the date that either (1) or (2) occurs.


         On April 26, 2001, the Company entered into a Voting and Standstill Agreement with Eliahu Ben-Shmuel and Phillip Goldstein. Messrs. Ben-Shmuel and Goldstein had previously indicated their respective intentions to present certain proposals and an opposition slate of three directors at the forthcoming annual meeting. The agreement generally provides that if the Company has not entered into an agreement to merge with, or sell substantially all of its assets to, another person by October 26, 2001, Mr. Ben-Shmuel will be entitled to designate one director to fill an existing vacancy in the class of directors that serve until the 2002 Annual Meeting. Mr. Ben-Shmuel's designee must qualify as an "independent" director, must not be an affiliate (as defined under the Securities Act of 1933, as amended) of his, and must be reasonably acceptable to the Company at the time of his designation. Under certain circumstances, the agreement will terminate (a) if Mr. Ben-Shmuel does not beneficially own at least 5% of the voting securities of the Company, (b) on October 26, 2002, (c) the date that the Company enters into an agreement to sell the Company, (d) on November 26, 2001 and Ben-Shmuel's designee has not been appointed to the Board of Directors or (e) the day following the 2002 Annual Meeting and Ben-Shmuel's designee is not elected to the Board of Directors at the 2002 Annual Meeting.

         In addition, Messrs. Ben-Shmuel and Goldstein agreed to vote all of their beneficially owned voting securities of the Company with respect to the election or removal of directors either (i) in accordance with the recommendations of a majority of the Board of Directors or (ii) in the same proportions as the stockholders. Mr. Ben-Shmuel, however, reserved the right to vote for the election or retention of his designee. Messrs. Ben-Shmuel and Goldstein also granted to the Company an irrevocable proxy to vote their voting securities of the Company with respect to the foregoing. Both also agreed that until October 26, 2002 each will not take certain actions, including any "solicitation" for "proxies", initiate or propose any stockholder proposals for submission to a vote of stockholders or form, join or in any way participate in any "group" with respect to the foregoing.

                                PERFORMANCE GRAPH

         The graph below compares the five-year cumulative total return for Mayor's stock with the cumulative total return of the Amex Market Value Stock Index and the S&P Retail Specialty Index. The graph assumes $100 invested on January 1, 1996 in Mayor's stock and $100 invested at that time in each of the indexes. The comparison assumes that dividends are reinvested.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
            AMONG MAYOR'S JEWELERS, INC., THE AMEX MARKET VALUE INDEX
                      AND THE S&P RETAIL (SPECIALTY) INDEX



                                    [GRAPH]


-------------

* $100 Invested on January 31, 1996 in stock or index, including reinvestment of dividends. Fiscal year ending January 31.

                                                                       CUMULATIVE TOTAL RETURN
                                                 ---------------------------------------------------------------------
                                                  1/96          1/97         1/98        1/99        1/00        1/01
MAYOR'S JEWELERS, INC......................      100.00         83.33       102.38      252.38      109.52      133.33
AMEX MARKET VALUE..........................      100.00        103.86       124.72      142.27      170.84      185.42
S&P RETAIL (SPECIALTY).....................      100.00        109.65       117.06      107.03       72.80       82.56

                                   PROPOSAL 2

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has appointed Deloitte & Touche LLP, independent accountants, to audit the consolidated financial statements of the Company for the fiscal year ending February 2, 2002 and recommends that stockholders vote "FOR" ratification of such appointment.

         In the event of a negative vote on such ratification of appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board in its discretion may direct the appointment of a new independent accounting firm at any time during the year, if the Board believes that such a change would be in the best interests of the Company and its stockholders.

         Deloitte & Touche LLP has audited the Company's financial statements annually since 1983. Its representatives are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

FEES BILLED TO THE COMPANY BY DELOITTE & TOUCHE LLP DURING FISCAL 2000

  Audit Fees

         Audit fees billed to the Company by Deloitte & Touche LLP during Fiscal 2000 for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-Q totaled $284,300.

  Financial Information Systems Design and Implementation Fees

         The Company did not engage Deloitte & Touche LLP to provide advice to the Company regarding financial information systems design and implementation during Fiscal 2000.

  All Other Fees

         Except as set forth above, the Company did not engage Deloitte & Touche LLP to provide other advice or other services to the Company during Fiscal 2000; therefore, no other fees were paid to Deloitte & Touche LLP in Fiscal 2000.

                            REPORT OF AUDIT COMMITTEE

         The Audit Committee is comprised entirely of outside, independent directors. The Audit Committee oversees engagement of the Company's independent auditors, reviews the arrangements for and scope of the audit by the Company's independent auditors, and reviews and evaluates the Company's accounting practices and its systems of internal accounting controls. The Audit Committee has reviewed and discussed the Company's audited financial statements for Fiscal 2000 with the Company's management and with the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be considered with the auditors by Statement of Auditing Standards No. 61. The Audit Committee has received written communication and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and has discussed with the independent auditors their independence from the Company. Based on the foregoing activities, the Audit Committee has recommended to the Board of Directors that the Company's audited financial statements for Fiscal 2000 be included in the Company's report on Form 10-K for such year for filing with the SEC.

Members of the Audit Committee

Thomas Epstein
Gregg Bedol
Margaret Gilliam

INDEPENDENCE OF DELOITE & TOUCHE LLP

         Because Deloitte & Touche LLP did not provide any nonaudit services in Fiscal 2000, the Audit Committee did not consider the issue whether the provision of nonaudit services by Deloitte & Touche LLP is compatible with maintaining the independence of Deloitte & Touche LLP.

                   ITEMS NOT CONSTITUTING SOLICITING MATERIAL

         The Compensation Committee and Audit Committee reports included herein, and the Audit Committee Charter attached hereto, shall not constitute "soliciting material" or be deemed to be "filed" with the SEC under the Exchange Act, and the applicable rules and regulations thereunder.


                              AVAILABLE INFORMATION

         The Company files annual reports on Form 10-K with the SEC. A copy of such annual report for the fiscal year ended February 3, 2001 (except for certain exhibits thereto) may be obtained, free of charge, upon written request by any stockholder to Mayor's Jewelers, Inc., 14051 Northwest 14th Street, Sunrise, Florida 33323, Attention: Corporate Secretary. Copies of all exhibits to the annual report are available upon similar request, subject to payment of a $0.15 per page charge to reimburse the Company for its expenses in supplying any exhibit.

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, then the persons named in the enclosed form of proxy will each have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.


                                     * * * *


         If you have any questions or require assistance, please contact:

                            MACKENZIE PARTNERS, INC.
                                156 Fifth Avenue
                            New York, New York 10010
                                 (212) 929-5500
                            Toll Free: (800) 322-2885




                                                 THE BOARD OF DIRECTORS


Dated: April 27, 2001

                                                                      APPENDIX A


                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER


I.       PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with these functions, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:


         - Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

         - Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.

         - Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.      COMPOSITION

         The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.


         A director will not be considered "independent" if, among other matters, he or she has:

         - been employed by the Corporation or its affiliates in the current or past three years;

         - accepted any compensation from the Corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for Board service, retirement plan benefits, or non-discretionary compensation);

         - an immediate family member who is, or has been in the past three years, employed by the Corporation or its affiliates as an executive officer;

         - been a partner, controlling stockholder or an executive officer of any for-profit business to which the Corporation made, or from which it received, payments (other than those which arise solely from investments in the Corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

         - been employed as an executive of another entity where any of the Corporation's executives serve on that entity's compensation committee.

         The members of the Committee shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.     MEETINGS

         The Committee shall meet at least four times annually or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee shall meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management periodically to review the Corporation's financials consistent with IV.4.below.

IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties, the Audit Committee shall:


DOCUMENTS/REPORTS REVIEW

1. Review and update this Charter on an annual basis or as conditions dictate.

2. Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review the regular internal reports to management prepared by the internal auditing department and management's responses.

4. Review with financial management and the independent accountants the Form's 10-Q and 10-K prior to their filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.


INDEPENDENT ACCOUNTANTS

5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.


FINANCIAL REPORTING PROCESSES

8. In consultation with the independent accountants and the internal auditors, review the scope of the audit and the integrity of the Corporation's financial reporting processes, both internal and external.

9. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management or the internal auditing department.


PROCESS IMPROVEMENT

11. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

12. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

13. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

14. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements to financial or accounting practices, as approved by the Audit Committee, have been implemented.


ETHICAL AND LEGAL COMPLIANCE

15. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

16. Review management's monitoring of the Corporation's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

17. Review activities, organizational structure, and qualifications of the internal audit department.

18. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

19. Review, with the organization's counsel, any legal matters that could have a significant impact on the organization's financial statements.

20. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deem necessary or appropriate.

                             MAYOR'S JEWELERS, INC.
                  ANNUAL MEETING OF STOCKHOLDERS - MAY 23, 2001


                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


         The undersigned hereby appoints Isaac Arguetty and David Boudreau, and each of them, proxies, with full power of substitution, to appear on behalf of the undersigned and to vote all shares of voting common stock, par value $.0001 per share, of Mayor's Jewelers, Inc. (the "Company") which the undersigned is entitled to vote as directed below, and in their discretion upon such matters as may properly come before the Annual Meeting of Stockholders to be held Wednesday, May 23, 2001, at the Sheraton Suites Plantation, 311 University Drive, Plantation, Florida, commencing at 9:00 a.m. (local time), and at any postponement or adjournment thereof.

         By signing on the reverse, the undersigned acknowledges receipt of the Notice of Annual Meeting (to be held on May 23, 2001), and accompanying proxy statement, and revokes all prior proxies for said meeting.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS AND FOR THE RATIFICATION OF THE INDEPENDENT PUBLIC ACCOUNTANTS (PROPOSALS 1 AND 2). IF ANY OTHER BUSINESS PROPERLY COMES BEFORE THE MEETING, THIS PROXY WILL BE VOTED THEREON, IN THE DISCRETION OF THE PROXIES NAMED HEREIN.












       (CONTINUED, AND TO BE MAILED, DATED AND SIGNED, ON THE OTHER SIDE)

            DIRECTORS RECOMMEND A VOTE "FOR" THE FOLLOWING PROPOSALS

1.  Election of Directors


FOR all nominees listed at    WITHHOLD AUTHORITY to vote for
right (except as marked to    all nominees listed at right
  the contrary below)
        [ ]                               [ ]                   NOMINEES:
                                                                Thomas Epstein
                                                                David Boudreau
                                                                Margaret Gilliam


    (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "FOR" box and write that nominee's name in the space provided below.)

                       -----------------------------------

2. To ratify the appointment of Deloitte & Touche LLP as Independent Public Accountants.

                  FOR            AGAINST          ABSTAIN
                  [ ]              [ ]              [ ]


Signature:                                   Title:
          --------------------------               ----------------------------

Signature (If Held Jointly):
                            ---------------------------------------------------

Dated: ______________ ____, 2001


NOTE: Please sign exactly as your name appears above. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.